Scudder
Global
Fund


Semiannual Report
December 31, 1996

Pure No-Load(TM) Funds


For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of U.S. and foreign common stocks.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  17  Financial Statements
  20  Financial Highlights
  21  Notes to Financial Statements
  25  Report of Independent Accountants
  26  Tax Information
  29  Officers and Directors
  30  Investment Products and Services
  31  How to Contact Scudder


                                    In Brief

o Scudder Global Fund's total return for the six months ended December 31, 1996 was 6.84% compared with 5.97% for the unmanaged MSCI World Index. The Fund's return for the calendar year was 13.65% versus 13.48% for the Index.


o We have continued to increase portfolio holdings of companies with dominant global market shares and improved cost structures.

o Investment opportunities are expanding in Europe, where progress on financial and structural reform has been impressive. At the end of the period, 48% of portfolio assets were invested in Europe.

                             2 - Scudder Global Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We are pleased to report that most world stock markets, with some notable exceptions, continued their upward swing in 1996, contributing to Scudder Global Fund's strong total return of 13.65% for the 12 months ended December 31. The Fund's return over the six month period since our last report was 6.84%.

     Stock prices are at or near historical highs in many markets. Nowhere is this more true than in the United States where, following a short but sharp setback this past summer, stock averages rose to record levels on a seemingly daily basis. It may be too much to expect 1997 to provide a repeat of the last two years' strong domestic equity performance. In such an environment, we believe that maintaining a globally diversified portfolio is more important than ever. Scudder Global Fund will continue to provide exposure to the opportunities for capital appreciation provided by overseas economies and stock markets.

     With tax season upon us, it's worth noting recent favorable changes in the federal tax code that raised the amount of money that a single-earner married couple can contribute to an Individual Retirement Account. For the 1997 tax year, such couples can now invest a combined $4000 into an IRA, up from $2250. An easy way to budget IRA contributions is by establishing a Scudder Automatic Investment Plan. Contact Scudder Investor Relations for more information on this service.

     As part of Scudder's ongoing efforts to meet investor needs, we recently launched an innovative product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Balanced, Growth, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a select mix of Scudder Funds designed to help achieve a specific investment objective. For more information on Pathway Series and other Scudder products and services, please turn to page 30.

     Thank you for your continued investment in Scudder Global Fund. If you have any questions about your investment, please call a Scudder Investor Relations Representative at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Global Fund


                             3 - Scudder Global Fund

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GLOBAL FUND
--------------------------------------
1 Year    $11,365      13.65%   13.65%
5 Year    $17,985      79.85%   12.46%
10 Year   $33,254     232.54%   12.77%

--------------------------------------
MSCI World Index
--------------------------------------
1 Year    $11,348     13.48%   13.48%
5 Year    $16,712     67.12%   10.80%
10 Year   $27,394    173.94%   10.59%


-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

SCUDDER GLOBAL FUND
Year            Amount
----------------------
'86            $10,000
'87            $10,303
'88            $12,280
'89            $16,874
'90            $15,794
'91            $18,490
'92            $19,330
'93            $25,342
'94            $24,278
'95            $29,261
'96            $33,254

MSCI WORLD INDEX
Year            Amount
----------------------
'86            $10,000
'87            $11,616
'88            $14,321
'89            $16,700
'90            $13,858
'91            $16,392
'92            $15,535
'93            $19,031
'94            $19,997
'95            $24,141
'96            $27,394
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31


                       1987   1988    1989    1990    1991    1992    1993    1994    1995     1996
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $12.56  $14.74  $19.48  $17.06  $18.96  $19.32  $24.80  $23.33  $27.01   $28.80
INCOME
DISTRIBUTIONS.....   $  .06  $  .14  $  .20  $  .37  $  .31  $  .16  $  .24  $  .11  $  .25   $  .28
CAPITAL GAINS
DISTRIBUTIONS.....   $  .25  $  .08  $  .55  $  .83  $  .66  $  .34  $  .26  $  .34  $  .84   $ 1.53
FUND TOTAL
RETURN (%)........     3.03   19.19   37.41   -6.40   17.07    4.54   31.10   -4.20   20.53    13.65
INDEX TOTAL
RETURN (%)........    16.16   23.29   16.61  -17.20   18.28   -5.23   22.50    5.08   20.72    13.48


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the average annual total return for the ten year periods would have been lower.



                         4 - SCUDDER GLOBAL FUND

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL (Excludes Cash Equivalents)
---------------------------------------------------------------------------
Europe                             48%
United States                      23%
Pacific Basin                      12%
Japan                               7%
Latin America                       4%
Other                               6%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Global Fund's portfolio is overweight in Europe, where we see the most opportunity at present.
--------------------------------------------------------------------------
SECTORS (Excludes Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing                         23%
Financial                             19%
Technology                             8%
Durables                               7%
Metals and Minerals                    7%
Utilities                              7%
Consumer Staples                       6%
Service Industries                     5%
Health                                 5%
Other                                 13%
------------------------------------------
                                     100%
------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Manufacturing holdings include low cost producers and
restructuring beneficiaries.
--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(19% OF PORTFOLIO)
--------------------------------------------------------------------------
1.  NOVARTIS AG
    Pharmaceutical company in Switzerland

2.  HOECHST AG
    Chemical producer in Germany

3.  INTERNATIONAL BUSINESS MACHINES CORP.
    Principal manufacturer and servicer of business and computing machines in the United States

4.  AEGON INSURANCE GROUP NV
    Insurance company in the Netherlands

5.  VEBA AG
    Electric utility, distributor of oil and chemicals in Germany

6.  SAP AG
    German computer software manufacturer

7.  WOODSIDE PETROLEUM LTD.
    Major oil and gas producer in Australia

8.  BASF AG
    Leading international chemical producer in Germany

9.  CANADIAN PACIFIC LTD.
    Transportation and natural resource conglomerate

10. MANNESMANN AG
    Diversified construction and technology company in Germany


Top holdings include companies with dominant global market
shares and improved cost structures.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         5 - SCUDDER GLOBAL FUND

                         Portfolio Management Discussion

Dear Shareholders,

The end of 1996 marked another year of prosperity for leading global equity markets in general. The Scudder Global Fund's total return for the six months ended December 31, 1996, was 6.84% compared with 5.97% for the unmanaged Morgan Stanley Capital International World Index. The Fund's return for the calendar year was 13.65%, versus 13.48% for the Index.

                    Stocks Reach New Highs in U.S. and Europe

The U.S. equity markets hit record highs in 1996, with most benchmarks providing double-digit returns. Corporate earnings remained healthy, although profit growth eased from 1995's exceptional rate. The overall interest rate environment was slightly negative as long-term rates, which started the year below 6%, ended it above 6.7% after having broken through the 7% level.

In Europe, where nearly half of the Fund's assets are invested, modest growth and low inflation provided an ideal backdrop for financial assets, and the markets broadly benefited. Historic changes focusing on restructuring, deregulation, and economic reform also helped many European markets hit new highs during the fourth quarter of 1996. Key central banks played a supportive role as well, pursuing accommodative monetary policies that helped offset the impact of fiscal restraint exercised by governments preparing for monetary union.

The Fund's current underweighting of Japan is indicative of a number of ongoing concerns. On the positive side, there are signs that Japan's spiral of asset value deflation is unwinding, helping to reduce the risks to that country's financial system from real estate-related bad debt. In addition, a limited number of export-based sectors benefiting from a weaker yen displayed improvements in corporate income. Stock market performance in 1996, however, reflected negative investor sentiment regarding lackluster overall corporate earnings and the slow pace of economic reform. Aggregate profits growth in 1996 was much lower than in 1995 and of poorer quality, as corporate results have been slow to respond to restructuring and cost-cutting efforts. In the fall, the government announced plans to implement a more restrictive fiscal policy for 1997, with hikes in the consumption tax, elimination of the income tax break, and reduced public works spending. These steps will in effect eliminate the public sector's contribution to economic growth, and the market's expectation for 1997 real GDP growth has been scaled back accordingly. In turn, concern has heightened that Japanese equity valuations will "normalize" by global standards through share price declines rather than earnings increases.

In the aggregate, emerging markets again underperformed relative to the larger, more developed markets, returning a comparatively lackluster 6% for the year. There was, however, extreme divergence between the best and worst performing emerging markets in 1996. While Korean equities declined 26%, stocks in Poland and Brazil rose 89% and 64%, respectively, for the year.

                             6 - Scudder Global Fund

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:         1996 World Stock Market Returns
                         -------------------------------
BAR CHART DATA:
                                 % Change in           % Change in Currency
                                 Stock Market              Relative to
                                     Index                  US Dollar
                                     -----                  ---------

      Poland                         89.1                    -13.8
      Brazil                         63.8                     -6.5
      Finland                        45.8                     -4.9
      Spain                          39.0                     -6.7
      Sweden                         38.4                     -2.9
      Netherlands                    33.6                     -7.6
      Hong Kong                      33.5                      0
      Norway                         32.1                     -1.8
      Denmark                        28.8                     -6.4
      Germany                        28.2                     -6.6
      Czech Republic                 26.0                     -2.1
      Malaysia                       24.4                      0.6
      Indonesia                      24.0                     -2.8
      France                         23.7                     -5.4
      Philippines                    22.2                     -0.3
      Mexico                         21.0                     -2.1
      U.S.                           20.3                      0
      Switzerland                    19.5                    -13.8
      Italy                          13.0                      4.4
      U.K.                           11.6                     10.4
      Australia                      10.1                      6.9
      Singapore                      -2.2                      0.9
      Japan                          -6.8                    -11.1
      Korea                         -26.2                     -8.3
      Thailand                      -35.1                     -1.8

Most world stock markets provided strong performance in 1996.

Source: Morgan Stanley Capital International

                             Core Portfolio Holdings

As of December 31, 1996, the portfolio had approximately 48% invested in Europe, 23% in the United States, and 22% in Asia Pacific (not including Japan), Latin America, Canada, and other countries. The Fund's Japan position is substantially underweight, at 7%.

As long-term shareholders of the Fund are aware, our approach to investing in the global equity markets is focused on identifying long-term structural trends in the world economy and companies positioned to capitalize on them. In this vein, we have continued to expand the portfolio's holdings of companies that share two characteristics we believe will provide an increasingly important advantage in the new global competitive environment: dominant worldwide market share and declining production costs. Recent purchases along these lines include automobile tire manufacturers Michelin and Goodyear, both of which have been able to extend their competitive advantage because of economies of scale, continued capital investment, and technology. Earlier in the year, we identified another area of increased portfolio emphasis: industrial gas companies based in the U.K. and United States. We began to purchase a number of these companies based on our assessment of that sector's pricing stability, growth potential, and valuation.

The stocks of restructuring beneficiaries in the U.K. and North America have performed well recently, as the market continues to recognize the successful efforts of these companies to focus and rationalize their businesses. Based on their new valuation levels, we have trimmed some of these positions to fund other opportunities.

                             7 - Scudder Global Fund

Restructuring and reform continued to gather momentum on the continent as well, and portfolio investments seeking to capitalize on these themes continued to grow. New additions were Deutsche Telekom, the largest telecommunications operator in Germany; and Clariant, a global chemical conglomerate based in Switzerland. The Fund's allocation to Europe was also augmented by the strong performances of many existing holdings.

Another area of focus is the universe of companies with new technologies and large market shares. These businesses should be able to set long-term standards in their respective industries and therefore maintain pricing power. The newest names added under this category were Sabre, a U.S.-based world leader in travel-related services through its proprietary distribution systems; and Electronic Data Systems, a U.S.-based, dominant systems designer for large-scale data management projects.

Pharmaceutical companies in general have performed well recently, and we continue to believe that well-managed companies serving the health needs of an aging world population should thrive going forward. We have also sought to capitalize on the world's changing demographics by maintaining holdings in companies positioned to help individuals provide for retirement, including a number of major life insurers.

Among emerging markets, the portfolio has maintained meaningful positions in Brazil and Korea, with a focus on low-cost producers. Brazil's market stands to benefit from ongoing reforms and the prospect, for the first time in decades, of single-digit inflation. As demonstrated by the poor stock market performance in 1996, Korea's export-driven economy is vulnerable to shifting levels of the Japanese yen, and share prices in Korea will continue to ebb and flow with the trade balance and money supply. However, the country is liberalizing its economy, which will lead in time to a broader industrial base and fundamentally stronger investment environment.

Portfolio investments in Japan were reduced over the period, as were holdings of gold- and platinum-related issues in view of a prolonged supply problem with precious metals. Holdings of precious metals stocks were among the Fund's worst performers in 1996.

                               Outlook: Changes in
                               Europe Hold Promise

New technologies, new markets, deregulation and restructuring will continue to keep global inflation contained in 1997. Although most developed countries will face fiscal constraints in the year ahead, accommodating monetary policies should continue to facilitate growth. In view of its current high levels, we remain cautious with respect to the domestic stock market, despite the healthy state of the underlying economy. Accordingly, the Fund's position in U.S. stocks is somewhat underweight. In Japan, we are concerned about the absence of true reform, and the portfolio's exposure to that market is very low. We have the greatest optimism regarding Europe, where we see changes happening and where we expect to find the most investment opportunities. The progress on financial and


                             8 - Scudder Global Fund
structural reform, led by Germany, has been impressive in the past 12 months and the prognosis continues to look promising. In the past, corporate governance in continental Europe has not been responsive to shareholder value, but this is changing swiftly.

The world economy is undergoing a fundamental transformation, with powerful forces including ongoing market reform, technological innovation, and globalization driving change. Our long-term outlook is for global economic expansion without significant inflation -- an extremely positive scenario for investors. Going forward, we will continue to seek to identify opportunities for long-term capital appreciation presented by the economic changes sweeping the globe. Scudder Global Fund remains an appropriate vehicle for individuals seeking broad exposure to the world's equity markets. Thank you for your continued investment in the Fund.

Sincerely,

Your Portfolio Management Team


/s/William E. Holzer       /s/Nicholas Bratt
William E. Holzer          Nicholas Bratt


/s/Alice Ho
Alice Ho


                             9 - Scudder Global Fund

                                  INVESTMENT PORTFOLIO AS OF DECEMBER 31, 1996


                                                                                                     PRINCIPAL        MARKET
                                                                                                     AMOUNT ($)      VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.8%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/96 at 6.7%
  to be repurchased at $24,753,210 on 1/2/97, collateralized by a $23,951,000 U.S. Treasury                     -------------
  Bond, 7.875%, 4/15/98 (Cost $24,744,000)......................................................     24,744,000    24,744,000
                                                                                                                -------------
CONVERTIBLE BONDS 0.6%
-----------------------------------------------------------------------------------------------------------------------------
CANADA 0.5%
Teck Corp., 3.75%, 7/15/06 (Major mining complex)...............................................      6,657,000     7,455,840
                                                                                                                -------------
KOREA 0.1%
Cheil Food and Chemical Co., Ltd., 3%, 12/31/06 (Leading sugar refiner and major integrated
  food processor)...............................................................................        625,000       756,250
Ssangyong Oil Refining Co., Ltd., 3.75%, 12/31/08 (Major oil refiner)...........................        650,000       689,000
                                                                                                                -------------
                                                                                                                    1,445,250

-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $7,057,180)                                                                           8,901,090
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 97.6%
-----------------------------------------------------------------------------------------------------------------------------
ARGENTINA 0.5%
Electricidad Argentina S.A. "A" (ADR)* (Electric utility)(c)....................................        253,143     3,544,002
YPF S.A. "D" (ADR)(Petroleum company)...........................................................        148,800     3,757,200
                                                                                                                -------------
                                                                                                                    7,301,202
                                                                                                                -------------
AUSTRALIA 3.0%
Broken Hill Proprietary Co. Ltd. (Petroleum, minerals and steel)................................         13,850       197,275
Coca Cola Amatil Ltd. (Soft drink bottler and distributor)......................................        786,792     8,411,383
Foster's Brewing Group, Ltd. (Leading brewery)..................................................      4,178,400     8,469,063
Woodside Petroleum Ltd. (Major oil and gas producer)............................................      3,339,900    24,396,873
                                                                                                                -------------
                                                                                                                   41,474,594
                                                                                                                -------------
AUSTRIA 0.2%
Flughafen Wien AG (Operator of terminals and facilities at Vienna International Airport)........          5,400       275,197
Flughafen Wien AG...............................................................................         61,900     3,154,577
                                                                                                                -------------
                                                                                                                    3,429,774
                                                                                                                -------------
BERMUDA 2.2%
Mid Ocean Limited (Property and casualty insurance company).....................................        378,150    19,852,875
PartnerRe Holdings Ltd. (Property and casualty insurance company)...............................        307,200    10,444,800
                                                                                                                -------------
                                                                                                                   30,297,675
                                                                                                                -------------
BRAZIL 2.9%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp).................................      1,210,800     9,989,100
Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility)................................     30,401,230    11,293,307

                             The accompanying notes are an integral part of the financial statements.

                            10 - SCUDDER GLOBAL FUND

                                                                                                                     MARKET
                                                                                                       SHARES       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility)............................    126,000,000     4,292,561
Companhia Energetica de Sao Paulo (pfd.)* (Electric utility)....................................     70,200,000     2,736,793
Companhia Siderurgica Belgo-Mineira (Manufacturer of steel wires and wire products) (c).........     10,591,625       634,279
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ......................        348,600     6,776,749
Light Participacoes SA* (Electric power utility)................................................      8,447,000     2,048,546
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat products and electrolytic
  galvanized products)..........................................................................  3,286,100,000     3,352,195
                                                                                                                -------------
                                                                                                                   41,123,530
                                                                                                                -------------
CANADA 2.0%
Barrick Gold Corp.(Gold exploration and production in North and South America)..................        109,000     3,123,608
Cambior, Inc.(Medium-sized gold producer with a major mine in Guyana)...........................        314,900     4,644,238
Canadian Pacific Ltd. (Ord.)(Transportation and natural resource conglomerate)..................        792,556    20,860,554
                                                                                                                -------------
                                                                                                                   28,628,400
                                                                                                                -------------
CHINA 1.3%
American Standard China "B" * (Plumbing products) (c)...........................................            526     5,260,000
Huaneng Power International, Inc. Series N (ADR)* (Developer and operator of large coal-fired
  power plants).................................................................................        551,500    12,408,750
                                                                                                                -------------
                                                                                                                   17,668,750
                                                                                                                -------------
DENMARK 0.7%
FLS Industries "B" (Machinery for cement and allied industries; manufacturer and shipper
  of cement)....................................................................................         77,000     9,868,862
                                                                                                                -------------
FRANCE 2.1%
Michelin "B" (Leading tire manufacturer)........................................................        284,349    15,354,956
Schneider SA (Manufacturer of electronic components and automated manufacturing systems)........        307,846    14,237,952
                                                                                                                -------------
                                                                                                                   29,592,908
                                                                                                                -------------
GERMANY 19.4%
BASF AG (Leading international chemical producer)...............................................        544,100    20,953,161
Bayer AG (Leading chemical producer)............................................................        394,790    16,106,027
Bayerische Vereinsbank AG (Commercial bank).....................................................        451,098    18,520,410
Commerzbank AG (Worldwide multi-service bank)...................................................        276,399     7,020,626
Daimler-Benz AG* (Automobile and truck manufacturer)............................................        248,300    17,097,996
Deutsche Telekom AG* (Telecommunication services)...............................................        379,200     7,993,660
Deutsche Telekom AG* (ADR) (Telecommunication services).........................................        331,800     6,760,425
Hoechst AG (Chemical producer)..................................................................        773,550    36,533,007
Mannesmann AG (Bearer) (Diversified construction and technology company)........................         47,812    20,716,929
Muenchener Rueckversicherungs AG (Insurance company)............................................          2,446     4,417,371
Muenchener Rueckversicherungs AG (Registered)...................................................          3,746     9,356,787

                           The accompanying notes are an integral part of the financial statements.

                            11 - SCUDDER GLOBAL FUND

                                                                                                                      MARKET
                                                                                                        SHARES       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products)........................        589,435    19,911,404
SAP AG (pfd.) (Computer software manufacturer)..................................................        182,200    25,447,754
Schering AG (Pharmaceutical and chemical producer)..............................................        179,000    15,105,142
Siemens AG (Leading electrical engineering and electronics company).............................        180,400     8,496,443
VEBA AG (Electric utility, distributor of oil and chemicals)....................................        445,000    25,728,392
VIAG AG * (Provider of electrical power and natural gas services, aluminum products, chemicals,
  ceramics and glass)...........................................................................         22,000     8,632,215
VIAG AG "E" (New)*..............................................................................          6,284     2,388,112
                                                                                                                -------------
                                                                                                                  271,185,861
                                                                                                                -------------
GHANA 0.3%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer)......................................        307,400     3,804,075
                                                                                                                -------------
HONG KONG 1.8%
Hutchison Whampoa, Ltd. (Container terminal and real estate company)............................      1,446,000    11,357,489
Kerry Properties Ltd.* (Real estate company)....................................................      4,100,000    11,237,960
Television Broadcasts, Ltd. (Television broadcasting)...........................................        608,000     2,429,013
                                                                                                                -------------
                                                                                                                   25,024,462
                                                                                                                -------------
HUNGARY 0.2%
First Hungary Fund* (Investment company) (c)....................................................          3,619     3,166,625
                                                                                                                -------------
INDONESIA 0.9%
Asia Pacific Resources International Holdings Ltd. "A" * (Manufacturer of rayon fiber for Asian
  textile markets, owner of world's leading paper pulp mill)....................................         69,700       392,063
Asia Pulp & Paper Co., Ltd. (ADR)* (Producer of pulp and paper).................................        191,900     2,182,863
HM Sampoerna (Foreign registered) (Tobacco company).............................................        823,000     4,390,262
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper).......................      4,796,630     3,503,043
Indah Kiat Pulp & Paper Warrants* (expiration 4/13/01)..........................................        425,898       130,727
Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory)..................................      1,492,520     1,484,937
                                                                                                                -------------
                                                                                                                   12,083,895
                                                                                                                -------------
JAPAN 7.3%
Bridgestone Corp. (Leading automobile tire manufacturer)........................................        824,000    15,653,225
Canon Inc. (Leading producer of visual image and information equipment).........................        704,000    15,562,041
Hitachi Ltd. (General electronics manufacturer).................................................      1,278,000    11,918,142
Iino Kaiun Kaisha, Ltd. *(Operator of tankers and specialized carriers).........................      1,001,000     3,543,822
Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer electronic products).        788,000    12,860,029
Nichiei Co., Ltd. (Finance company for small and medium-sized firms)............................        165,000    12,181,591
SMC Corp. (Leading maker of pneumatic equipment)................................................         43,000     2,892,410
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms).....................         29,600     6,440,895
Sony Corp. (Consumer electronic products manufacturer)..........................................        144,000     9,437,527

                             The accompanying notes are an integral part of the financial statements.

                            12 - SCUDDER GLOBAL FUND

                                                                                                                      MARKET
                                                                                                        SHARES       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
Sumitomo Metal Industries, Ltd (Leading integrated crude steel producer)........................        105,000       258,397
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company)................      1,690,000    11,397,030
                                                                                                                -------------
                                                                                                                  102,145,109
                                                                                                                -------------
KOREA 3.3%
Cheil Food and Chemical Co., Ltd. (Korea's largest sugar refiner and major integrated
  food processor)...............................................................................              9           362
Daewoo Securities Co., Ltd. (Brokerage and financial services)..................................        115,516     1,490,088
Hanil Bank (Major commercial bank)..............................................................        121,464       833,717
Korea Asia Fund (IDR)* (Investment company) (b).................................................         69,000     1,043,625
Korea Electric Power Co. (Electric utility).....................................................         25,000       727,811
Korea Electric Power Co. (ADR) (Electric utility)...............................................        353,000     7,236,500
Korea Equity Trust IDR (Investment company) (b).................................................        140,000     1,050,000
Korea Express Co., Ltd. (General freight transport company).....................................         98,545     2,367,412
Korea Long Term Credit Bank (New) (Major commercial bank).......................................         49,799       854,539
Korea Mobile Telecom Corp. (Mobile telecommunication services) (c)..............................          3,850     3,822,845
Korea Zinc Co. (Zinc mining and manufacturing)..................................................         80,000     1,514,793
Lotte Confectionery Co., Ltd. (Major producer of snack food)....................................         26,390     3,060,615
Pang-Rim Spinning Co., Ltd. (Leading manufacturer of cotton-polyester spun fabrics).............         25,000     1,257,396
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (c)......................................          7,030       416,018
Samsung Display Devices (Leading manufacturer of CRT and picture tubes).........................         25,905     1,480,724
Samsung Electromechanics Co., Ltd. (Major electronics parts company)............................         19,761       449,007
Samsung Electromechanics Co., Ltd. (New)........................................................          4,945       109,434
Samsung Electronics Co., Ltd.* (Major electronics manufacturer).................................          8,850       366,169
Samsung Electronics Co., Ltd. (1/2 Voting GDR)(New 1)...........................................          6,935       260,063
Samsung Electronics Co., Ltd. (Non-voting GDS)..................................................        267,946     4,943,604
Samsung Electronics Co., Ltd. (Non-voting GDS)(New).............................................         80,752     1,413,160
Samsung Heavy Industries Co., Ltd. (Machinery manufacturer).....................................        106,906     1,107,015
Samsung Heavy Industries Co., Ltd. (New 1)*.....................................................         10,369       104,426
Samsung Securities (Securities company).........................................................         40,000       672,189
Samsung Securities Co Ltd. (New)* (Provides brokerage and other financial services to customers
  in Korea).....................................................................................          6,400       106,036
Seoul International Trust (Investment company) (b)..............................................         43,000     1,268,500
Ssangyong Cement Industrial Co., Ltd. (Major cement company)....................................         37,206       523,966
Yukong, Ltd. (Korea's leading oil refiner)......................................................        420,420     7,960,615
                                                                                                                -------------
                                                                                                                   46,440,629
                                                                                                                -------------
NETHERLANDS 3.0%
AEGON Insurance Group NV (Insurance company)....................................................        404,492    25,778,287

                             The accompanying notes are an integral part of the financial statements.

                            13 - SCUDDER GLOBAL FUND

                                                                                                                      MARKET
                                                                                                        SHARES       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
Internationale Nederland Groep NV (Insurance and financial services)............................        459,915    16,558,644
                                                                                                                -------------
                                                                                                                   42,336,931
                                                                                                                -------------
NEW ZEALAND 1.0%
Telecom Corp. of New Zealand (Telecommunication services).......................................      2,600,000    13,270,867
                                                                                                                -------------
SOUTH AFRICA 1.3%
Impala Platinum Holdings (ADR) (Leading platinum producer)......................................        468,500     4,685,000
Rustenburg Platinum Holdings, Ltd. (ADR) (Leading platinum producer)............................         79,002     1,086,278
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining, petrochemical
  production)...................................................................................        451,096     5,351,251
South African Breweries (Brewery)...............................................................        283,600     7,196,350
                                                                                                                -------------
                                                                                                                   18,318,879
                                                                                                                -------------
SWEDEN 4.2%
Astra AB "A" (Free) (Pharmaceutical company)....................................................        368,650    18,217,752
S.K.F. AB "B" (Free) (Manufacturer of roller bearings)..........................................        602,400    14,266,194
Skandia Foersaekrings AB (Free) (Financial conglomerate)........................................        511,300    14,470,507
Skandinaviska Enskilda Banken "A" (Commercial bank).............................................        476,700     4,893,210
Volvo AB "B" (Free) (Automobile manufacturer)...................................................        298,900     6,596,492
                                                                                                                -------------
                                                                                                                   58,444,155
                                                                                                                -------------
SWITZERLAND 8.1%
ABB AG (Bearer) (Manufacturer of electrical equipment)..........................................         14,275    17,743,841
CS Holdings (Registered) (Provider of bank services, management services and life insurance)....        132,820    13,634,005
Clariant AG (Registered) (Manufacturer of color chemicals)......................................         17,704     7,573,268
Nestle SA (Registered) (Food manufacturer)......................................................          9,621    10,321,297
Novartis AG (Bearer) (Pharmaceutical company)...................................................          4,005     4,580,560
Novartis AG (Registered)........................................................................         29,975    34,305,095
Swiss Bank Corp. Warrants (Registered)* (expiration 6/30/00)....................................              5            14
Swiss Reinsurance (Registered) (Life, accident and health insurance company)....................         10,165    10,844,184
Zurich Insurance Group (Registered) (Insurance company).........................................         50,750    14,094,065
                                                                                                                -------------
                                                                                                                  113,096,329
                                                                                                                -------------
TAIWAN 0.2%
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits and other
  semiconductor devices)........................................................................      1,620,000     3,328,364
                                                                                                                -------------
UNITED KINGDOM 8.8%
BOC Group PLC (Producer of industrial gases)....................................................      1,309,000    19,586,415
Carlton Communications PLC (Television post production products and services)...................      1,772,000    15,520,235
General Electric Co., PLC (Manufacturer of power, communications and defense equipment and
  other various electrical components)..........................................................      1,703,600    11,170,440

                             The accompanying notes are an integral part of the financial statements.

                            14 - SCUDDER GLOBAL FUND

                                                                                                                      MARKET
                                                                                                        SHARES       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
Grand Metropolitan PLC (Food and drink producer and retailer)...................................      1,417,720    11,116,289
London & Overseas Freighters (ADR) (Operator of a fleet of oil tankers).........................        140,900     1,690,800
Lonrho PLC (Widely diversified industrial holding company)......................................        900,000     1,926,000
PowerGen PLC (Electric utility).................................................................      1,400,134    13,711,012
RTZ Corp., PLC (Mining and finance company).....................................................      1,009,014    16,203,316
Reuters Holdings PLC (International news agency)................................................      1,123,500    14,435,361
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.).............................        987,100    17,101,946
                                                                                                                -------------
                                                                                                                  122,461,814
                                                                                                                -------------
UNITED STATES 22.9%
APL Ltd. (Ocean, rail and truck container distribution and transportation)......................        212,500     5,020,313
Anheuser-Busch Companies, Inc. (Leading brewery)................................................        175,400     7,016,000
Biogen Inc.* (Biotechnology research and development)...........................................        275,120    10,660,900
Boeing Co. (Manufacturer of jet airplanes)......................................................         92,400     9,829,050
Charles Schwab Corp. (Discount brokerage services)..............................................        286,500     9,168,000
Chiron Corp.* (Developer of therapeutic and diagnostic products)................................        172,900     3,220,263
Destec Energy Inc.* (Non-utility producer of cogeneration and coal gasification power)..........        479,000     7,484,375
EXEL, Ltd. (Provider of liability insurance)....................................................        456,600    17,293,725
Electronic Data Systems Corp. (Provider of information technology services).....................        373,800    16,166,850
Enron Corp. (Major natural gas pipeline system).................................................        356,300    15,365,438
First Data Corp. (Credit-card processing services)..............................................        191,400     6,986,100
General Re Corp. (Property and casualty reinsurance)............................................         46,135     7,277,796
Goodyear Tire & Rubber Co. (Manufacturer of tires and rubber products)..........................        295,000    15,155,625
Homestake Mining Co. (Major international gold producer)........................................        627,000     8,934,750
International Business Machines Corp. (Principal manufacturer and servicer of business and
  computing machines)...........................................................................        183,620    27,726,614
Louisiana-Pacific Corp. (Producer of lumber, plywood and pulp)..................................        400,000     8,450,000
MBIA Inc. (Insurer of municipal bonds)..........................................................        202,650    20,518,313
National Semiconductor Corp.* (Manufacturer of integrated circuits and transistors).............        346,100     8,436,188
Newmont Mining Corp. (International gold exploration and mining company)........................        256,400    11,473,900
Parker-Hannifin Group (Fluid control components)................................................        256,300     9,931,625
Policy Management Systems Corp.* (Insurance company software and services)......................        107,500     4,958,438
Praxair Inc. (Producer of industrial gases and specialized coatings)............................         25,200     1,162,350
Sabre Group Holdings Inc. "A" * (Travel reservation system provider)............................        114,500     3,191,688
Stillwater Mining Co.* (Exploration and development of mines in Montana producing platinum,
  palladium and associated metals)..............................................................        472,900     8,571,313
UNUM Corp. (Provider of disability, health and life insurance and group pension products).......        108,800     7,860,800
USAir Group, Inc.* (Major airline)..............................................................        429,700    10,044,238

                             The accompanying notes are an integral part of the financial statements.

                            15 - SCUDDER GLOBAL FUND

                                                                                                                      MARKET
                                                                                                        SHARES       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------
Unicom Corp. (Electric utility in northern Illinois)............................................        250,000     6,781,250
United Technologies Corp. (Manufacturer of aerospace equipment, climate control systems, and
  elevators)....................................................................................        307,500    20,295,000
WMX Technologies Inc. (Solid and chemical waste management services)............................        409,100    13,346,888
Xerox Corp. (Leading manufacturer of copiers and duplicators)...................................        329,850    17,358,356
                                                                                                                -------------
                                                                                                                  319,686,146
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $1,004,111,515)                                                                       1,364,179,836
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (COST $1,035,912,695) (a)                                                   1,397,824,926
-----------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.

(a) The cost for federal income tax purposes was $1,037,984,294. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $359,840,632. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $401,113,510 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $41,272,878.

(b) 500 shares     = 1 IDR unit (International Depository Receipt) for Korea Asia Fund
    1,000 shares   = 1 IDR unit for Korea Equity Trust
    1,000 shares   = 1 unit for Seoul International Trust

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $16,843,769 (1.20% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1996 aggregated $18,505,890. These securities may also have certain restrictions as to resale.

    See page 5 for sector breakdown.

                             The accompanying notes are an integral part of the financial statements.


                            16 - SCUDDER GLOBAL FUND


                                           FINANCIAL STATEMENTS

                                    STATEMENT OF ASSETS AND LIABILITIES
                                          AS OF DECEMBER 31, 1996

ASSETS
------------------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $1,035,912,695) (Note A)...................   $1,397,824,926
          Cash...............................................................................              523
          Foreign currency, at market (identified cost $3,990,214)...........................        4,023,039
          Receivable on investments sold.....................................................       14,824,462
          Receivable on Fund shares sold.....................................................        1,737,081
          Dividends and interest receivable..................................................        2,190,795
          Foreign taxes recoverable..........................................................          640,080
          Unrealized appreciation on forward currency exchange contracts (Note D)............        2,615,324
          Other assets.......................................................................            1,241
                                                                                                --------------
          Total assets.......................................................................    1,423,857,471

LIABILITIES
------------------------------------------------------------------------------------------------------------------------
          Payable for investments purchased..................................................       11,065,026
          Payable for Fund shares redeemed...................................................        1,856,423
          Accrued management fee (Note C)....................................................        1,162,029
          Other accrued expenses (Note C)....................................................          757,162
          Other payables.....................................................................           90,470
                                                                                                --------------
          Total liabilities..................................................................       14,931,110
------------------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                           $1,408,926,361
------------------------------------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Accumulated distributions in excess of net investment income.......................       (3,429,891)
          Net unrealized appreciation on:
            Investments......................................................................      361,912,231
            Foreign currency related transactions............................................        2,599,153
          Accumulated net realized gain......................................................       11,710,383
          Paid-in capital....................................................................    1,036,134,485
------------------------------------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                           $1,408,926,361
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
------------------------------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price per share ($1,408,926,361 / 48,919,595
            shares of capital stock outstanding, $.01 par value, 100,000,000 shares             --------------
            authorized)......................................................................   $        28.80
                                                                                                --------------

                   The accompanying notes are an integral part of the financial statements.


                            17 - SCUDDER GLOBAL FUND


                                              STATEMENT OF OPERATIONS
                                        SIX MONTHS ENDED DECEMBER 31, 1996

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------
          Income:
          Dividends (net of withholding taxes of $817,371)..................................    $    7,916,049
          Interest..........................................................................         1,978,448
                                                                                                --------------
                                                                                                     9,894,497
                                                                                                --------------
          Expenses:
          Management fee (Note C)...........................................................         6,567,663
          Services to shareholders (Note C).................................................         1,682,048
          Custodian and accounting fees (Note C)............................................           640,942
          Directors' fees (Note C)..........................................................            18,410
          Reports to shareholders...........................................................           157,828
          Legal.............................................................................            32,838
          Auditing..........................................................................            53,944
          Registration fees.................................................................            24,399
          Other.............................................................................            55,150
                                                                                                --------------
                                                                                                     9,233,222
------------------------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                                                        661,275
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------
          Net realized gain (loss) from:
          Investments.......................................................................        30,998,204
          Foreign currency related transactions.............................................           (25,223)
                                                                                                --------------
                                                                                                    30,972,981
                                                                                                --------------
          Net unrealized appreciation (depreciation) during the period on:
          Investments.......................................................................        56,652,253
          Foreign currency related transactions.............................................         2,590,245
                                                                                                --------------
                                                                                                    59,242,498
------------------------------------------------------------------------------------------------------------------------
          NET GAIN ON INVESTMENT TRANSACTIONS                                                       90,215,479
------------------------------------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $   90,876,754
------------------------------------------------------------------------------------------------------------------------

                       The accompanying notes are an integral part of the financial statements.


                            18 - SCUDDER GLOBAL FUND


                                              STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS
                                                                                          ENDED          YEAR ENDED
                                                                                       DECEMBER 31,       JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                                          1996             1996
----------------------------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income...................................................  $         661,275 $     10,749,042
          Net realized gain from investment transactions..........................         30,972,981       77,304,108
          Net unrealized appreciation on investment transactions during the
            period................................................................         59,242,498      106,226,499
                                                                                    ----------------- ----------------
          Net increase in net assets resulting from operations....................         90,876,754      194,279,649
                                                                                    ----------------- ----------------
          Distributions to shareholders from:
          Net investment income...................................................        (13,198,024)     (11,338,078)
                                                                                    ----------------- ----------------
          Net realized gains from investment transactions.........................        (72,385,950)     (38,563,130)
                                                                                    ----------------- ----------------
          Fund share transactions:
          Proceeds from shares sold...............................................        117,811,313      276,103,348
          Net asset value of shares issued to shareholders in reinvestment of
            distributions.........................................................         80,805,423       46,815,558
          Cost of shares redeemed.................................................       (162,697,841)    (267,766,187)
                                                                                    ----------------- ----------------
          Net increase in net assets from Fund share transactions.................         35,918,895       55,152,719
                                                                                    ----------------- ----------------
          Increase in net assets..................................................         41,211,675      199,531,160
          Net assets at beginning of period.......................................      1,367,714,686    1,168,183,526
          Net assets at end of period (including accumulated distributions in
            excess of net investment income and undistributed net investment        ----------------- ----------------
            income of $(3,429,891) and $9,106,858, respectively)..................  $   1,408,926,361 $  1,367,714,686
                                                                                    ----------------- ----------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
          INCREASE IN FUND SHARES

          Shares outstanding at beginning of period...............................         47,606,518       45,559,445
                                                                                    ----------------- -----------------
          Shares sold.............................................................          4,112,435       10,053,643
          Shares issued to shareholders in reinvestment of distributions..........          2,905,119        1,745,054
          Shares redeemed.........................................................         (5,704,477)      (9,751,624)
                                                                                    ----------------- -----------------
          Net increase (decrease) in Fund shares..................................          1,313,077        2,047,073
                                                                                    ----------------- -----------------
          Shares outstanding at end of period.....................................         48,919,595       47,606,518
                                                                                    ----------------- -----------------

                             The accompanying notes are an integral part of the financial statements.


                            19 - SCUDDER GLOBAL FUND


                                                    FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                              SIX MONTHS
                                 ENDED
                              DECEMBER 31,                                YEARS ENDED JUNE 30,
                                 1996(a)     1996   1995      1994(a)   1993    1992    1991     1990    1989    1988    1987(e)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    -------------------------------------------------------------------------------------------------
  of period...................   $28.73     $25.64   $23.93   $21.63   $19.56  $18.06  $20.36   $17.64  $14.47  $15.42   $12.00
Income from investment
  operations:
Net investment income.........      .01        .24      .25      .23      .15     .19     .40      .19     .19     .18      .05
Net realized and unrealized
  gain (loss) on investments..     1.87       3.94     1.91     2.57     2.42    2.28   (1.50)    3.28    3.20    (.82)    3.37
Total from investment         -------------------------------------------------------------------------------------------------
  operations..................     1.88       4.18     2.16     2.80     2.57    2.47   (1.10)    3.47    3.39    (.64)    3.42
                              -------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income ........    (0.28)      (.25)    (.11)    (.24)    (.16)   (.31)   (.37)    (.20)   (.14)   (.06)      --
Net realized gains from
  investment transactions.....    (1.53)      (.84)    (.34)    (.26)    (.34)   (.66)   (.83)    (.55)   (.08)   (.25)      --
                              -------------------------------------------------------------------------------------------------
Total distributions...........    (1.81)     (1.09)    (.45)    (.50)    (.50)   (.97)  (1.20)    (.75)   (.22)   (.31)      --
                              -------------------------------------------------------------------------------------------------
Net asset value, end of period   $28.80     $28.73   $25.64   $23.93   $21.63  $19.56  $18.06   $20.36  $17.64  $14.47   $15.42
-------------------------------------------------------------------------------------------------------------------------------
Total Return (%)..............     6.84**    16.65     9.11    12.99    13.45   14.09   (5.20)   20.00    23.9   (4.45)   28.50**
Ratios and Supplemental Data
Net assets, end of period
  ($ millions)................    1,409      1,368    1,168    1,096      577     371     268      257      91      81      102
Ratio of operating expenses,
  net to average daily net
  assets (%)..................     1.34*      1.34     1.38     1.45     1.48    1.59    1.70     1.81    1.98    1.71     1.84*
Ratio of operating expenses
  before expense reductions,
  to average net assets (%)...     1.34*      1.34     1.38     1.45     1.48    1.59    1.70     1.81    1.98    1.91     2.13*
Ratio of net investment
  income to average daily
  net assets (%)..............      .05(d)     .84     1.03     0.97      .90    1.09    2.21     1.77    1.22    1.23      .63*
Portfolio turnover rate (%)...     38.0*      29.1     44.4     59.7     64.9    44.6    85.0(c)  38.3    30.7    53.8     32.2*
Average commission rate
  paid (b)....................   $.0004     $.0272    $  --    $  --    $  --   $  --   $  --    $  --   $  --   $  --    $  --

(a)  Per share amounts have been calculated using weighted average shares outstanding.

(b)  Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.

(c)  The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.

(d)  The ratio for the six months ended December 31, 1996 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

(e)  For the Period July 23, 1986 (commencement of operations) to June 30, 1987.

*    Annualized             **Not annualized.


                            20 - SCUDDER GLOBAL FUND

                   NOTES TO FINANCIAL STATEMENTS

                A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Global Fund (the "Fund") is a diversified series of Scudder Global Fund, Inc., a Maryland corporation (the "Corporation") registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                       21 - SCUDDER GLOBAL FUND

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                       22 - SCUDDER GLOBAL FUND

               B. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 1996 aggregated $253,564,521 and $315,171,797, respectively.

                        C. RELATED PARTIES

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such assets and 0.90% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended December 31, 1996, the fee pursuant to the Management Agreement amounted to $6,567,663, which was equivalent to an annualized effective rate of .95% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $1,094,459 charged to the Fund by SSC during the six months ended December 31, 1996, of which $219,420 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by STC aggregated $345,915, of which $73,149 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $273,343, of which $47,341 is unpaid at December 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1996, Directors' fees and expenses aggregated $18,410.

                              D. COMMITMENTS

As of December 31, 1996, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $2,615,324.

     CONTRACTS TO DELIVER                   IN EXCHANGE FOR
  --------------------------             ---------------------

  French Francs 549,850,500             U.S. Dollars 109,000,000

                                             NET UNREALIZED
                                              APPRECIATION
          SETTLEMENT                         (DEPRECIATION)
             DATE                                (U.S.$)
       ----------------                   --------------------

           3/06/97                              2,615,324

                       23 - SCUDDER GLOBAL FUND

                          E. LINES OF CREDIT

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                       24 - SCUDDER GLOBAL FUND

                 REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Fund including the investment portfolio, as of December 31, 1996, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended June 30, 1996 and the financial highlights for the six months ended December 31, 1996, for each of the nine years in the period ended June 30, 1996, and for the period July 23, 1986 (commencement of operations) to June 30, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Fund as of December 31, 1996, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended June 30, 1996, and the financial highlights for the six months ended December 31, 1996, for each of the nine years in the period ended June 30, 1996, and for the period July 23, 1986 (commencement of operations) to June 30, 1987 in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 19, 1997

                       25 - SCUDDER GLOBAL FUND

                           TAX INFORMATION

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                       26 - SCUDDER GLOBAL FUND

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                            27 - Scudder Global Fund

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                            28 - Scudder Global Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director and Vice President

William E. Holzer*
President

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Consultant

Nicholas Bratt*
Director

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Robert G. Stone, Jr.
Honorary Director; Chairman of the Board and Director, Kirby Corporation

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Susan E. Gray*
Vice President


Adam M. Greshin*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

*Scudder, Stevens & Clark, Inc.

                            29 - Scudder Global Fund

                        Investment Products and Services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust


Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*


Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*


U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund


Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund


U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund


U.S. Growth
-----------

  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund



Global Growth
-------------

  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund


Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio


Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
-------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                            30 - Scudder Global Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
      For existing account services and transactions

        Scudder Investor Relations -- 1-800-225-5163

      For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

         Scudder Electronic Account Services -- http://funds.scudder.com

      For information about your Scudder accounts, exchanges and redemptions

         Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
      For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

         Scudder Investor Relations -- 1-800-225-2470
                                       Investor.Relations@scudder.com

         Scudder's World Wide Web Site -- http://funds.scudder.com

      For establishing 401(k) and 403(b) plans

         Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
      To receive information about this discount brokerage service and to obtain an application

         Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
         The Scudder Funds
         P.O. Box 2291
         Boston, Massachusetts
         02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
      Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

         Boca Raton            Chicago               San Francisco
         Boston                New York

      For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.*
      ($100,000 minimum), call: 1-800-541-7703.

      For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.


* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC.


** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                            31 - Scudder Global Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER